Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined balance sheet as of September 30, 2011 and the unaudited pro forma combined statements of income for the year ended December 31, 2010, and the nine months ended September 30, 2011 and 2010, and the accompanying notes thereto, have been prepared to illustrate the effects of the acquisition by KapStone Paper and Packaging Corporation (“KapStone”) of 100 percent of the common stock of U.S. Corrugated Acquisition Inc. (“USC”), including the financing of the acquisition (collectively the “Acquisition”), on our historical balance sheet and results of operations. At the closing of the Acquisition, we used the proceeds from borrowings under a new senior secured $525.0 million credit facility (the “Senior Credit Facilities”) together with cash on hand, to finance the purchase price of $330.0 million, (net of, among other things, the repayment of $100.8 million of existing debt) and to pay $12.7 million of transaction costs.

We have made certain reclassifications to USC’s presentation to conform to KapStone’s presentation. The reclassifications consist of: $6.1 million of spare-parts and supplies from prepaid expenses and other current assets to inventories; and $8.3 million of accrued salary and benefits from accrued expenses to accrued compensation costs.

The unaudited pro forma combined balance sheet gives effect to the Acquisition as if it had occurred on September 30, 2011. The unaudited pro forma combined statement of income for the year ended December 31, 2010 and the nine months ended September 30, 2011 and 2010 give effect to the Acquisition as if it had occurred on January 1, 2010. The unaudited pro forma combined balance sheet is presented for informational purposes only and does not purport to represent our financial condition had the Acquisition occurred as of the date indicated above. In addition, the unaudited pro forma combined financial statements do not purport to project our future financial position or operating results as of any future date or for any future period. KapStone may have performed differently had they been combined during the periods presented.

The unaudited pro forma combined balance sheet information has been derived by the application of pro forma adjustments to our unaudited historical consolidated balance sheet as of September 30, 2011 combined with the USC unaudited historical balance sheet as of October 1, 2011. The pro forma adjustments and certain assumptions underlying these adjustments, using the purchase method of accounting, are described in the accompanying notes. The pro forma adjustments are based on the preliminary purchase price allocation and are subject to change as additional information becomes available. These pro forma adjustments do not include any cost savings resulting from elimination of redundant overhead costs, benefits from operating synergies, costs incurred for integration of the acquisition or other one-time adjustments.

This information should be read in conjunction with (i) the notes to the unaudited pro forma combined financial statements, (ii) KapStone’s historical audited financial statements as of and for the year ended December 31, 2010  included in its Annual Report on Form 10-K for the year ended December 31, 2010, (iii) KapStone’s historical unaudited financial statements as of September 30, 2011 and for the nine months ended September 30, 2011 included in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011, and (iv) the audited and unaudited financial statements of USC included in this Current Report on Form 8-K/A attached as Exhibits 99.1 and 99.2.

Unaudited Pro Forma Combined Balance Sheets

At September 30, 2011

(amounts in thousands except share data)

			Reclassification of
			USC balances to
	Historical		conform to KapStone	Less Disposed	Adjusted	Pro Forma		Pro Forma
	KapStone	U.S. Corrugated, Inc.*	statement presentation	Subsidiaries and Assets (K)	U.S. Corrugated, Inc.	Adjustments	Notes	Combined
Assets
Current assets:
Cash	$67,342	$2,806	$—	$341	$2,465	$(58,753)	A	$11,054
Trade accounts receivable, net	78,676	62,565	—	13,708	48,857	(7,632)	B	119,901
Other receivables	4,112	—	—	—	—	—		4,112
Inventories	77,824	39,986	6,100	7,570	38,516	6,430	B, C	122,770
Prepaid expenses and other current assets	3,391	15,706	(6,100)	1,437	8,169	—		11,560
Deferred income taxes	2,377	5,325	—	401	4,924	—		7,301
Total current assets	233,722	126,388	—	23,457	102,931	(59,955)		276,698

Plant, property and equipment, net	457,813	90,699	—	19,293	71,406	34,988	C	564,207
Restricted cash	15,000	—	—	—	—	(15,000)	D	—
Other assets	2,142	6,860	—	3,606	3,254	(1,992)	E	3,404
Intangible assets, net	19,970	15,589	—	2,880	12,709	32,691	C	65,370
Goodwill	54,511	33,611	—	1,859	31,752	142,795	F	229,058
Total assets	$783,158	$273,147	$—	$51,095	$222,052	$133,527		$1,138,737

Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt	$18,835	$1,712	$—	$950	$762	$(762)	G	$18,835
Other current borrowings	623	—	—	—	—	—		623
Accounts payable	57,149	40,940	—	7,887	33,053	(4,356)	B	85,846
Accrued expenses	21,610	18,287	(8,326)	631	9,330	—		30,940
Accrued compensation costs	19,280	—	8,326	1,695	6,631	—		25,911
Accrued income taxes	1,525	—	—	—	—	—		1,525
Total current liabilities	119,022	60,939	—	11,163	49,776	(5,118)		163,680

Long-term debt, net of current portion	78,924	157,889	—	6,231	151,658	110,849	H	341,431
Accrued pension and post retirement	6,415	—	—	—	—	—		6,415
Deferred income taxes	41,283	21,661	—	2,200	19,461	26,395	I	87,139
Other liabilities	64,125	1,998	—	(560)	2,558	—		66,683

Stockholders’ equity:
Preferred stock — $.0001 par value; 1,000,000 shares authorized; 0 shares issued and outstanding	—	—	—	—	—	—		—
Common stock — $.0001 par value,
175,000,000 shares authorized; 46,081,712 shares issued and outstanding (including 40,000 treasury shares)	5	—	—	—	—	—		5
Additional paid-in capital	229,508	—	—	—	—	—		229,508
Retained earnings	243,872	—	—	—	—	—		243,872
Accumulated other comp income	4	—	—	—	—	—		4
USC equity	—	30,660	—	32,061	(1,401)	1,401	J	—
Total stockholders’ equity	473,389	30,660	—	32,061	(1,401)	1,401		473,389
Total liabilities and stockholders’ equity	$783,158	$273,147	$—	$51,095	$222,052	$133,527		$1,138,737

A) Pro forma adjustments for cash and cash equivalents reflects the following:

Contractual purchase price and estimated working capital adjustment (net of cash acquired)	$(332,859)
Less USC cash	(2,465)
Financing and other fees	(12,661)
Termination of KapStone’s Old Credit Agreement	(100,768)
Restricted cash held as deposit	15,000
Proceeds from KapStone’s New Credit Agreement	375,000
$(58,753)

B)  Reflects reclassification of USC paper trading activity from trade accounts receviable, net and accounts payable to inventories to conform with KapStone’s accounting policy.

C)  Reflects estimated fair market value adjustment.  This estimate is preliminary pending completion of final analysis.

D)  Reflects transfer of restricted cash held as a deposit for the USC acquisition.

E)  Reflects elimination of USC deferred financing fees ($2,928) offset by KapStone financing fees of $936 associated with the New Credit Agreement which will be amortized over five years, the life of the new agreement.

F)  Reflects estimated allocation of purchase price of $174,547 to goodwill offset by elimination of USC goodwill ($31,752). The estimate is pending completion of the final fair value assessment of USC assets and liabilities. The allocation of the purchase price for the acquisition will be based on the actual purchase price, USC tangible and identifiable intangible assets acquired and liabilities assumed.

Contractual purchase price and estimated working capital adjustment	$332,859
Current assets acquired	(99,264)
Noncurrent assets acquired	(152,120)
Current liabilities assumed	44,658
Long-term liabilities assumed	48,414
Purchase price allocated to goodwill	$174,547

Goodwill is not expected to be deductible for income tax purposes.

G)  Reflects payoff of USC current portion of long term debt at closing.

H)  Reflects changes in long term debt as follows:

Proceeds from KapStone’s New Credit Agreement	$375,000
Financing fees for New Credit Agreement	(11,725)
Termination of KapStone’s Old Credit Agreement, net of deferred financing fees	(100,768)
Payoff of USC debt balances at closing	(151,658)
$110,849

I)  Reflects preliminary estimate of deferred tax liability as a result of estimated fair market value adjustments of intangible assets and fixed assets.

J)  Reflects elimination of USC equity accounts.

K)  Prior to the sale of USC to KapStone, six of USC’s converting facilities (and certain related assets) were disposed of and sold to certain former owners and officers of USC.

* As of October 1, 2011.

Unaudited Pro Forma Combined Statement of Income

For the Year Ended December 31, 2010

(amounts in thousands except share data and per share data)

			Reclassification of
			USC balances to
	Historical		conform to KapStone	Less Disposed	Adjusted	Pro Forma		Pro Forma
	KapStone	U.S. Corrugated, Inc.	statement presentation	Subsidiaries and Assets (E)	U.S. Corrugated, Inc.	Adjustments	Notes	Combined
Net Sales	$782,676	$548,453		$116,634	$431,819	$(73,488)	A	$1,141,007
Cost and expenses:
Cost of sales (exclusive of depreciation and amortization)	565,185	454,339	(29,984)	93,702	330,653	(72,813)	A	823,025
Freight and distribution expenses	73,406	—	29,984	6,781	23,203	104	A	96,713
Depreciation and amortization	45,245	—	16,967	2,802	14,165	6,977	B	66,387
Selling, general, and administrative expenses	31,129	76,319	(16,967)	13,231	46,121	—		77,250
Other operating income	992	—	—	—	—	—		992

Operating income (loss)	68,703	17,795	—	118	17,677	(7,756)		78,624

Other income (expense):
Other income (expense)	(666)	(144)	(47)	(10)	(181)	—		(847)
Interest expense, net	(5,403)	(16,731)	47	(288)	(16,396)	8,546	C	(13,253)
Total other income (expense)	(6,069)	(16,875)	—	(298)	(16,577)	8,546		(14,100)

Income (loss) before provision for income taxes	62,634	920	—	(180)	1,100	790		64,524
Provision (benefit) for income taxes	(2,407)	563	—	233	330	308	D	(1,769)
Net income (loss)	$65,041	$357	$—	$(413)	$770	$482		$66,293
Less: Net income attributable to the non-controlling interest	—	91	—	91	—	—		—
Net income (loss) to the Company	$65,041	$266	$—	$(504)	$770	$482		$66,293

Earnings per share:
Basic	$1.42							$1.45
Diluted	$1.38							$1.41

Weighted-average number of shares outstanding:
Basic	45,854,237							45,854,237
Diluted	46,979,060							46,979,060

A)  Reflects elimination of intercompany sales transactions and reclassification of USC paper trading activity and by-product revenue to conform to KapStone financial statement presentation; and an increase to cost of sales for the estimated step up of finished goods inventory to fair value.

B)  Reflects additional amortization and depreciation expense from fair market value adjustments for identified intangible assets and fixed assets. The fair value of identified intangible assets is amortized over an estimated useful life of ten years. The fair value of changes in property, plant and equipment is depreciated over an estimated useful life of two to twelve years.

C)  Reflects the adjustment to interest expense resulting from the payoff of KapStone’s and USC’s prior credit facilities and the issuance of a $525 million New Credit Agreement.

D)  Reflects the income tax effect on the pro forma adjustments using KapStone’s effective tax rate of 39%.

E)  Prior to the sale of USC to KapStone, six of USC’s coverting facilities (and certain related assets) were disposed of and sold to certain former owners and officers of USC.

Unaudited Pro Forma Combined Statement of Income

For the Nine Months Ended September 30, 2011

(amounts in thousands except share data and per share data)

			Reclassification of
			USC balances to
	Historical		conform to KapStone	Less Disposed	Adjusted	Pro Forma		Pro Forma
	KapStone	U.S. Corrugated, Inc.*	statement presentation	Subsidiaries and Assets (E)	U.S. Corrugated, Inc.	Adjustments	Notes	Combined
Net Sales	$637,366	$433,282	$—	$89,689	$343,593	$(55,735)	A	$925,224
Cost and expenses:
Cost of sales (exclusive of depreciation and amortization)	431,832	359,989	(25,633)	72,389	261,967	(55,706)	A	638,093
Freight and distribution expenses	56,829	—	25,633	5,384	20,249	(69)	A	77,009
Depreciation and amortization	36,529	—	12,563	2,263	10,300	5,233	B	52,062
Selling, general, and administrative expenses	26,892	58,171	(12,563)	10,169	35,439	—		62,331
Other operating income	870	—	—	—	—	—		870

Operating income (loss)	86,154	15,122	—	(516)	15,638	(5,193)		96,599

Other income (expense):
Other income (expense)	(121)	(9)	4	43	(48)	—		(169)
Interest expense, net	(3,210)	(12,811)	(4)	(255)	(12,560)	6,721	C	(9,049)
Total other income (expense)	(3,331)	(12,820)	—	(212)	(12,608)	6,721		(9,218)

Income (loss) before provision for income taxes	82,823	2,302	—	(728)	3,030	1,528		87,381
Provision (benefit) for income taxes	33,038	685	—	(224)	909	596	D	34,543
Net income (loss)	$49,785	$1,617	$—	$(504)	$2,121	$932		$52,838
Less: Net income attributable to the non-controlling interest	—	114	—	114	—	—		—
Net income (loss) to the Company	$49,785	$1,503	$—	$(618)	$2,121	$932		$52,838

Earnings per share:
Basic	$1.08							$1.14
Diluted	$1.05							$1.11

Weighted-average number of shares outstanding:
Basic	46,241,251							46,241,251
Diluted	47,455,133							47,455,133

A) Reflects elimination of intercompany sales transactions and reclassification of USC paper trading activity and by-product revenue from net sales to cost of sales to conform to KapStone financial statement presentation.

B) Reflects additional amortization and depreciation expense from fair market value adjustments for identified intangible assets and fixed assets. The fair value of identified intangible assets is amortized over an estimated useful life of ten years. The fair value of changes in property, plant and equipment is depreciated over an estimated useful life of two to twelve years.

C) Reflects the adjustment to interest expense resulting from the payoff of KapStone’s and USC’s prior credit facilities and the issuance of a $525 million New Credit Agreement.

D) Reflects the income tax effect on the pro forma adjustments using KapStone’s effective tax rate of 39%.

E) Prior to the sale of USC to KapStone, six of USC’s converting facilities (and certain related assets) were disposed of and sold to certain former owners and officers of USC.

* Thirty-nine weeks ended October 1, 2011.

Unaudited Pro Forma Combined Statement of Income

For the Nine Months Ended September 30, 2010

(amounts in thousands except share data and per share data)

			Reclassification of
			USC balances to
	Historical		conform to KapStone	Less Disposed	Adjusted	Pro Forma		Pro Forma
	KapStone	U.S. Corrugated, Inc.*	statement presentation	Subsidiaries and Assets (E)	U.S. Corrugated, Inc.	Adjustments	Notes	Combined
Net Sales	$583,111	$407,216	$—	$87,084	$320,132	$(52,570)	A	$850,673
Cost and expenses:
Cost of sales (exclusive of depreciation and amortization)	419,197	336,397	(22,442)	69,609	244,346	(52,008)	A	611,535
Freight and distribution expenses	56,279	—	22,442	5,016	17,426	111	A	73,816
Depreciation and amortization	33,624	—	12,689	2,044	10,645	5,233	B	49,502
Selling, general, and administrative expenses	23,672	55,946	(12,689)	10,123	33,134	—		56,806
Other operating income	760	—	—	—	—	—		760

Operating income (loss)	51,099	14,873	—	292	14,581	(5,906)		59,774

Other income (expense):
Other income (expense)	(597)	(29)	(33)	4	(66)	—		(663)
Interest expense, net	(4,230)	(12,555)	33	(202)	(12,320)	6,493	C	(10,057)
Total other income (expense)	(4,827)	(12,584)	—	(198)	(12,386)	6,493		(10,720)

Income (loss) before provision for income taxes	46,272	2,289	—	94	2,195	587		49,054
Provision (benefit) for income taxes	(5,578)	687	—	28	659	229	D	(4,690)
Net income (loss)	$51,850	$1,602	$—	$66	$1,536	$358		$53,744
Less: Net income attributable to the non-controlling interest	—	49	—	49	—	—		—
Net income (loss) to the Company	$51,850	$1,553	$—	$17	$1,536	$358		$53,744

Earnings per share:
Basic	$1.13							$1.17
Diluted	$1.11							$1.15

Weighted-average number of shares outstanding:
Basic	45,795,023							45,795,023
Diluted	46,892,468							46,892,468

A) Reflects elimination of intercompany sales transactions and ereclassification of USC paper trading activity and by-product revenue from net sales to cost of sales to conform to KapStone financial statement presentation; and an increase to cost of sales for the step up of inventory to fair value.

B) Reflects additional amortization and depreciation expense from fair market value adjustments for identified intangible assets and fixed assets. The fair value of identified intangible assets is amortized over an estimated useful life of 10 years. The fair value of changes in property, plant and equipment is depreciated over an estimated useful life of two to twelve years.

C) Reflects the adjustment to interest expense resulting from the payoff of KapStone’s and USC’s prior credit facilities and the issuance of a $525 million New Credit Agreement.

D) Reflects the income tax effect on the pro forma adjustments using KapStone’s effective tax rate of 39%.

E) Prior to the sale of USC to KapStone, six of USC’s converting facilities (and certain related assets) were disposed of and sold to certain former owners and officers of USC.

* Thirty-nine weeks ended October 1, 2011.